SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 7, 2002


                           Skynet Telematics.com, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                       Commission File Number 33-55254-39


 Nevada                                        87-0485315
 ------                                        ----------
(State or other jurisdiction                  (IRS Employer
or incorporation)                            Identification No.)


Buckhurst, Westwood Lane,
Normandy, Surrey, U.K. GU32JE                  N/A
-----------------------------                  ---
(Address of principal                         (Zip Code)
executive offices)

011 44 148 381 3678
-------------------
Issuer's telephone number


Link House, 259 City Road
London, England EC1V1JE
----------------------------
(Former Name Or Former Address, If Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant

On November 1, 2002, we engaged the accounting firm of Most & Company, LLP as independent public accountants to audit the financial statements for the year ended December 31, 2001 and to replace the accounting firm of Most Horowitz & Company, LLP, which was the principal accountants for the year ended December 31, 2000, our most recent certified financial statements filed. The principal accountant who provided our accounting services has left the former accountant and is with the successor accountant.

For the year ended December 31, 2000 and the interim periods through September 30, 2001, the most recent filed, there were no disagreements with Most Horowitz & Company, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. Most Horowitz & Company, LLP's report for the year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to scope or accounting principles, except for the explanatory note in regard to the "subject to the ability of the Company to continue as a going concern".

A letter from the former accountant addressed to the Securities and Exchange Commission stating that the former accountant agrees with the statements made by us in this report is attached as an exhibit to this Form 8K.



EXHIBIT 16

Letter from Most Horowitz & Company, LLP.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

                                                        Skynet Telematics, Inc.

                                                        /s/Tomas Wilmot
                                                        --------------------
                                                        Tomas Wilmot, Chief
                                                        Executive Officer

                                                        Dated: November 7, 2002

                                                        London, England